UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): May 5, 2005



                         EXCEL TECHNOLOGY, INC.

         (Exact name of Registrant as specified in Charter)


          Delaware                    0-19306            11-2780242
(State or other jurisdiction of     (Commission      (I.R.S. Employer
         Incorporation)              File Number)    Identification No.)


                 41 Research Way, E. Setauket, NY 11733
          ..................................................
          (Address of Principal Executive Offices) (zip code)

   Registrant's Telephone Number, including area code:  (631)-784-6175
                                                        ..............

                             Not applicable
      ............................................................
      (Former name or former address, if changed since last report)


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 3, 2005, Excel Technology, Inc. (the "Company") amended its employment agreement with Antoine Dominic, the Company's Chief Executive Officer, to provide (a) for a payment to Mr. Dominic, in the event of a Change of Control equal to 300% of his base salary for the year in which the Change in Control takes place (but in no event less than $1,000,000) plus a gross-up of any excise tax payable by him with respect to any portion of such payment constituting an excess parachute payment under
Section 280G of the Internal Revenue Code, (b) that in the event of a Change of Control the his bonus for any applicable periods in no event shall be less than that for the same applicable period of the prior year, and (c) that if the Company terminates Mr. Dominic's employment without Cause, he shall be entitled to (i) his Base Salary for a period of two years after the date of termination, and (ii) (a) his bonus compensation through October 9, 2006, in the event his employment is terminated without Cause prior thereto, or (b) his bonus compensation through the date of termination, in the event his employment is terminated without Cause after October 9, 2006.

     On May 3, 2005, Excel Technology, Inc (the "Company")amended its employment agreement with J. Donald Hill, the Company's Chairman of the Board, to provide for a payment to Mr. Hill, in the event of a Change in Control, equal to $1,000,000, plus a gross-up of any excise tax payable by him with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Service.

     On May 3, 2005, Excel Technology, Inc (the "Company") amended its employment agreement with Alice Varisano, the Company's Chief Financial Officer, to (a) add a new Section 4.07 providing for a payment to Mrs. Varisano of $300,000, plus a gross-up of any excise tax payable by her with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Service, in the event of a Change of Control, and (b) amend Section 5.01 thereof to eliminate the automatic termination of her employment agreement upon a Change of Control.

     The descriptions of the amendments to the employment agreements are qualified by reference to the amendments, a copy of which is filed herewith as Exhibits 10.1, 10.2 and 10.3.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits.

           10.1 Amendment to Employment Agreement with J. Donald Hill dated May 3, 2005.

           10.2 Amendment to Employment Agreement with Antoine Dominic, dated May 3, 2005.

           10.3 Amendment to Employment Agreement with Alice Varisano dated May 3, 2005.


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EXCEL TECHNOLOGY, INC.


Date: May 5, 2005

                                           By:/s/ Antoine Dominic
                                              ......................
                                              Antoine Dominic, President
                                              and Chief Executive Officer




                            EXHIBIT INDEX

Exhibit
 Number                       Document
.........                      ........

  10.1 Amendment to Employment Agreement with J. Donald Hill dated May 3, 2005.

  10.2 Amendment to Employment Agreement with Antoine Dominic, dated May 3, 2005.

  10.3 Amendment to Employment Agreement with Alice Varisano dated May 3, 2005.


Exhibit 10.1

May 3, 2005


Mr. J. Donald Hill

     Re:  Employment Agreement

Dear Don:

     Reference is made to the employment agreement ("Employment Agreement"), dated as of October 10, 2000, by and between you and Excel Technology, Inc. (the "Corporation") and the amendment (the "Amendment") thereto, dated March 11, 2005, pursuant to which you are to receive a payment if you voluntarily leave the employ of the Company due to a change of control (the "Change of Control Payment").

     The Compensation Committee has determined that the condition contained in the Amendment, requiring you to leave the employ of the Company in order to receive the Change of Control Payment (a) was contrary to the stated intent of the Committee at a meeting held on February 1, 2005, and (b) incentivizes you to leave the employ of the Company in the event of a change of control, which result may not be in the best interests of the Company in a friendly transaction.

     To rectify such situation, when agreed to and accepted by you in the space provided below, the following shall constitute our agreement:

     1. The provision in the Amendment relating to the Change of Control Payment (Section 2 thereof) is hereby declared null and void and of no further force or effect. The balance of the Amendment shall remain in full force and effect.

      2. A new Section 4.08 shall be added to the Employment Agreement to read as follows:

          "4.08 In the event of a Change of Control (as defined below), the Employee shall be entitled to a payment of $1,000,000, plus a gross-up of any excise tax payable by Employee with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code. For purposes of this Section, a Change of Control shall mean (a) the acquisition by any person (including a person defined in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")), entity or group (excluding for this purpose, Employee, any person (as defined above), entity or group of which Employee is a member, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, (b) the sale of all or substantially all of the assets of the Company in a transaction or series of transactions, (c) the merger of the Company with another entity where the Company is not the surviving entity, or (d) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person was a member of the Incumbent Board."

     This agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     Except as amended or modified herein, the Employment Agreement shall remain in full force and effect.

                                         Sincerely,

                                         EXCEL TECHNOLOGY, INC.


                                         By:  /s/ Antoine Dominic
                                              ......................
                                               Antoine Dominic, CEO



AGREED TO AND ACCEPTED:


/s/ J. Donald Hill
.............................
    J. Donald Hill






Exhibit 10.2


May 3, 2005


Mr. Antoine Dominic


    Re:  Employment Agreement

Dear Antoine:

      Reference is made to the employment agreement ("Employment Agreement"), dated as of October 10, 2000, by and between you and Excel Technology, Inc. (the "Corporation") and the amendment (the "Amendment") thereto, dated March 11, 2005, pursuant to which you are to receive a payment if you voluntarily leave the employ of the Company due to a change of control (the "Change of Control Payment").

      The Compensation Committee has determined that the condition contained in the Amendment, requiring you to leave the employ of the Company in order to receive the Change of Control Payment (a) was contrary to the stated intent of the Committee at a meeting held on February 1, 2005, and (b) incentivizes you to leave the employ of the Company in the event of a change of control, which result may not be in the best interests of the Company in a friendly transaction.

     To rectify such situation, and to clarify the bonus provision of the Employment Agreement, when agreed to and accepted by you in the space provided below, the following shall constitute our agreement:

      1. The provision in the Amendment relating to the Change of Control Payment (Section 2 thereof) is hereby declared null and void and of no further force or effect. The balance of the Amendment shall remain in full force and effect.

      2. A new Section 4.08 shall be added to the Employment Agreement to read as follows:

         "4.08 In the event of a Change of Control (as defined below), then the Employee shall be entitled to a payment equal to 300% of Employee's base salary for the year in which the Change of Control takes place (but in no event less than $1,000,000), plus a gross-up of any excise tax payable by Employee with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code. For purposes of this Section, a Change of Control shall mean (a) the acquisition by any person (including a person defined in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")), entity or group (excluding for this purpose, Employee, any person (as defined above), entity or group of which Employee is a member, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, (b) the sale of substantially all of the assets of the Company in a transaction or series of transactions, (c) the merger of the Company with another entity where the Company is not the surviving entity, or (d) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board."

      3. Section 4.02 of the Employment Agreement is hereby amended by taking out the last three (3) words thereof, to wit: "on this day," and adding the words "from time to time; provided, however, that in the event of a Change of Control (as defined in Section 4.08 hereof) the Employee's bonus, for any applicable period, in no event shall be less than that for the same applicable period of the prior year," so as to read as follows:

          "4.02 In addition to Employee's Base Salary, the Employee shall be eligible to receive bonus compensation in accordance with resolutions adopted by the Board of Directors from time to time; provided, however, that in the event of a Change of Control (as defined in Section 4.08 hereof) the Employee's bonus for any applicable periods in no event shall be less than that for the same applicable period of the prior year."

       4. The third sentence of Section 5.04 of the Employment Agreement is hereby amended to read as follows:

          "If the Company terminates Employee's employment without Cause, the Employee shall be entitled to (a) the Base Salary pursuant to Section 4.01 hereof for a period of two years after the date of termination, and (b)(i) his bonus compensation pursuant to
          Section 4.02 hereof through October 9, 2006, in the event Employee's employment is terminated without Cause prior thereto, or (ii) his bonus compensation pursuant to Section
          4.02 hereof through the date of termination, in the event Employee's employment is terminated without Cause after October 9, 2006."

     This agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     Except as amended or modified herein, the Employment Agreement shall remain in full force and effect.


                                        Sincerely,



                                        EXCEL TECHNOLOGY, INC.


                                        By:  /s/ J. Donald Hill
                                             ...........................
                                             J. Donald Hill, Chairman of
                                             the Board

AGREED TO AND ACCEPTED:


/s/ Antoine Dominic
.........................
    Antoine Dominic



Exhibit 10.3


May 3, 2005

Mrs. Alice Varisano

Re:  Employment Agreement

Dear Mrs. Varisano:

     Reference is made to the employment agreement ("Employment
Agreement"), dated as of the 27th day of December, 2004, by and between you and Excel Technology, Inc. (the "Corporation").

     When agreed to and accepted by you in the space provided below:

(a) A new Section 4.07 shall be added to your Employment Agreement, to read as follows:

          "In the event of a Change of Control (as defined below), the Employee shall be entitled to a payment of $300,000, plus a gross-up of any excise tax payable by Employee with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code. A Change of Control shall mean (a) the acquisition by any person (including a person defined in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")), entity or group (excluding for this purpose, Employee, any person (as defined above), entity or group of which Employee is a member, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, (b) the sale of all or substantially all of the assets of the Company in a transaction or series of transactions, (c) the merger of the Company with another entity where the Company is not the surviving entity, or (d) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person was a member of the Incumbent Board."

     (b) Section 5.01 of your Employment Agreement shall be amended to delete the words "or a Change of Control (as defined in the Company's 2004 Stock Option Plan)."

     This agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     Except as amended or modified herein, the Employment Agreement shall remain in full force and effect.

                                          Sincerely,

                                          	EXCEL TECHNOLOGY, INC.


                                          By:  /s/ Antoine Dominic
                                              ..........................
                                                   Antoine Dominic, CEO


AGREED TO AND ACCEPTED:

/s/ Alice Varisano
........................
    Alice Varisano